UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)           October 22, 2009
                                                  ------------------------------

                           Lightlake Therapeutics Inc.
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             (Exact name of registrant as specified in its charter)

           Nevada                   333-139915               N/A
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(State or other jurisdiction        (Commission       (I.R.S. Employer
     of incorporation)              File Number)      Identification No.)

        225-230 Queens Quay W, Toronto, ON                        M5J2Y7
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      (Address of principal executive offices)                  (Zip Code)

 Registrant's telephone number, including area code     416-841-5414
                                                        ------------------------

                              Madrona Ventures Inc.
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 22, 2009, Dr. Roger Crystal has been elected by the Board of Directors to act as President and CEO. The Company's former CEO, Mr. Ki resigned his position as CEO, but still maintains his seat on the Board.

Set forth below is certain biographical information regarding the New Director and Officer

Appointment of Dr. Roger Crystal: Director, President and CEO of the Company. Dr. Roger Crystal, 33 resides in London, England. Dr. Crystal began his career as a medical doctor in 2002 and qualified as a surgeon in 2005, most recently at St Mary's Hospital, London. He has an MBA awarded by the London Business School.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Lightlake Therapeutics Inc.
                                        ---------------------------
                                        (Registrant)


Date 10/22/2009
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                                        /s/ Seijin Ki
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                                        (Signature)
                                        Director, and Secretary